EQUITY	9 Months Ended
Sep. 30, 2020
Equity [Abstract]
EQUITY

15. EQUITY

The Company is authorized to issue an unlimited number of ordinary shares, no par value, and preferred shares, no par value. The Company’s ordinary shares are entitled to one vote for each share. As of September 30, 2020, there were 87,495,221 ordinary shares outstanding, 22,921,700 public warrants and 12,618,680 private warrants. Each warrant entitles the registered holder to purchase one-half of one ordinary share at a price of $5.75 per half share at any time. The warrants must be exercised for whole ordinary shares. The warrants expire on June 6, 2023. The private warrants are identical to the public warrants except that such warrants are exercisable for cash (even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable so long as they are still held by the initial purchasers or their affiliates. No public warrants are exercisable for cash unless there is an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares.

The Company is authorized to issue an unlimited number of preferred shares divided into five classes with designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. As of September 30, 2020, or December 31, 2019, there were no preferred shares issued or outstanding.

In February 2019, pursuant to the NPS Stock Purchase Agreement, the Company issued 1,300,214 NESR ordinary shares to satisfy its obligation in connection with the NPS Equity Stock Earn-Out, a contingent consideration obligation arising from its acquisition of NPS in 2018.

In connection with the acquisition of SAPESCO (Note 5), the Company expects to issue 2,237,000 NESR ordinary shares to the SAPESCO selling shareholders during the fourth quarter of 2020.